SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549
                       ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) December 3, 1996
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                         STERLING FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)



               Washington              0-20800            91-1572822
               ----------              -------            ----------
            (State or other        (Commission File      (IRS Employer
     jurisdiction of incorporation)    Number)      Identification Number)



                111 North Wall Street, Spokane, Washington 99201
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               (Address of Principal Executive Offices) (Zip Code)


     Registrant's Telephone Number, Including Area Code (509) 458-3711


                                       N/A
                ------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT




     Item 8.   Change in Fiscal Year

               See attached information release.

                         STERLING FINANCIAL CORPORATION
                             OF SPOKANE, WASHINGTON
                                CHANGES YEAR END
                         ------------------------------


     For Immediate Release December 3, 1996       Contact: Heidi B. Stanley
     --------------------------------------                  (509) 358-6160

     Spokane, Washington--December 31, 1996--Sterling Financial Corporation (NASDAQ:STSA)


     On November 19, 1996, the Board of Directors of Sterling Financial Corporation voted to change the Corporation's year end to December 31, from a fiscal year end of June 30. The Corporation will file with the SEC a report on Form 10-K covering the period from July 1, 1996 to December 31, 1996.

     The Annual Meeting of Shareholders will now be held on the fourth Tuesday of April each year. Accordingly, the date of the next Annual Meeting of Shareholders has been changed from October 28, 1997 to April 23, 1997. Notice of the Annual Meeting of Shareholders and a Proxy Statement will be delivered in March 1997. To be considered for inclusion in the proxy materials of the Corporation for the next Annual Meeting of Shareholders, any Shareholder proposal must be submitted in writing and in accordance with SEC Rules, to the Secretary of Sterling at Sterling's main office by January 15, 1997.

     "A majority of the thrifts in our industry have a calendar year end," stated Harold B. Gilkey, Chairman of the Board. "This change was made primarily for the convenience of investors who analyze institutions on a calendar year basis."

     Sterling Financial Corporation of Spokane, Washington, is a savings and loan holding company which owns Sterling Savings Association. Sterling Savings Association is a Washington State chartered, federally insured stock savings association which opened in April 1983. Sterling Savings Association, based in Spokane, Washington, has branches throughout Washington State and in the Portland, Oregon, area. Through its wholly owned subsidiary, Action Mortgage Company, it operates loan production offices in Washington, Oregon and Idaho.

                         STERLING FINANCIAL CORPORATION

                                    FORM 8-K



                               S I G N A T U R E



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        STERLING FINANCIAL CORPORATION
                                        (Registrant)




     December 3, 1996                   /s/Daniel G. Byrne
     --------------------               -------------------------
     Date                               Daniel G. Byrne,
                                        President, Finance and
                                        Assistant Secretary
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